UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 8, 2016

Date of report (Date of earliest event reported)

TERRAVIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35189	33-1077078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Gateway Boulevard South San Francisco, CA 94080		94080
(Address of Principal Executive Offices)		(Zip Code)

(650) 780-4777

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On August 8, 2016, TerraVia Holdings, Inc. (the “Company”), entered into a Sales Agreement (the “Sales Agreement”) with Cowen and Company, LLC (“Cowen”) to sell shares of the Company’s common stock, par value $0.001 per share, having an aggregate offering price of up to $25,000,000, from time to time, through an “at the market offering” program under which Cowen will act as sales agent.

Under the Sales Agreement, the Company will set the parameters for the sale of shares, if any, including the number of shares to be issued, the time period during which sales are requested to be made, limitation on the number of shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the Sales Agreement, Cowen may sell the shares by methods deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including without limitation sales made (i) through The NASDAQ Global Select Market, (ii) on any other existing trading market for the common stock or (iii) to or through a market maker. In addition, with the Company’s prior written approval, (i) Cowen may also sell shares in negotiated transactions or (ii) the Company may sell shares to Cowen acting as principal for Cowen’s own account. Cowen will use its commercially reasonable efforts in conducting such sales activities consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the NASDAQ Stock Market LLC. The Sales Agreement may be terminated by either party upon prior notice or as otherwise specified in the Sales Agreement.

The Sales Agreement provides that Cowen will be entitled to compensation for its services equal to up to 3.0% of the gross proceeds of any shares of common stock sold through Cowen under the Sales Agreement. The Company has no obligation to sell any shares under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement.

The shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-212448) and a prospectus supplement, dated August 8, 2016, filed with the Securities and Exchange Commission in connection with the offer and sale of the shares pursuant to the Sales Agreement.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016.

The legal opinion of Davis Polk & Wardwell LLP relating to the shares of common stock being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERRAVIA HOLDINGS, INC.
(Registrant)

Date: August 8, 2016	By:	/s/ Tyler W. Painter
Tyler W. Painter
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)